UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 5, 2008

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 872-7700

No change
(Former name or former address, if changed since last report)

Item 1.01.                                Entry into a Material Definitive Agreement

(a)           In connection with its annual review of executive compensation, on June 5, 2008 the Registrant’s Board of Directors amended management employment contracts as described in Item 5.02(e) below.

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           In connection with its annual review of executive compensation, on June 5, 2008 the Registrant’s Board of Directors amended management employment contracts as follows:

•
The Employment Contract between the Registrant and Henry D. Edelman, President and Chief Executive Officer, was amended to change the base salary from $558,700 per year to $579,930 per year effective July 1, 2008 and to extend the term by one year, to June 1, 2013.

•
The Employment Contract between the Registrant and Nancy E. Corsiglia, Executive Vice President and Chief Financial Officer, was amended to change the base salary from $358,411 per year to $372,030 per year effective July 1, 2008 and to extend the term by one year, to June 1, 2012.

•
The Employment Contract between the Registrant and Tom D. Stenson, Executive Vice President and Chief Operating Officer, was amended to change the base salary from $321,702 per year to $366,097 per year effective July 1, 2008 and to extend the term by one year, to June 1, 2012.

•
The Employment Contract between the Registrant and Timothy L. Buzby, Vice President – Controller, was amended to change the base salary from $246,928 per year to $256,311 per year effective July 1, 2008 and to extend the term by one year, to June 1, 2012.

•	The base salary of Jerome G. Oslick, Vice President – General Counsel, was set at $281,542 per year effective July 1, 2008.
•
The Employment Contract between the Registrant and Mary K. Waters, Vice President – Corporate Relations, was amended to change the base salary from $168,434 per year to $194,834 per year effective July 1, 2008 and to extend the term by one year, to June 1, 2010.

Also in connection with the annual review of executive compensation by the Registrant’s Board of Directors, on June 5, 2008 the Board awarded performance-based cash bonuses to certain members of management as follows: Henry D. Edelman, $626,023; Nancy E. Corsiglia, $300,527; Tom D. Stenson, $248,997; Timothy L. Buzby, $140,008; Jerome G. Oslick, $129,786; and Mary K. Waters, $87,998.  These bonuses were calculated pursuant to the methodology described in the “Compensation Discussion and Analysis” section of the Registrant’s 2008 definitive proxy statement filed with the SEC on April 29, 2008.  The stated bonuses do not include the portion of the total bonus attributable to “new total mission volume,” which has a 28% weight in the formula for determining annual cash incentive pay.  When the Registrant’s new total mission volume for the July 1, 2007 through June 30, 2008 planning year is known in July 2008, the Board Compensation Committee will determine the additional performance-based cash bonuses, if any, to be awarded to the members of management attributable to the volume component of the established formula.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Jerome G. Oslick
Name: Jerome G. Oslick
Title: Vice President – General Counsel

Dated:         June 6, 2008